UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2007

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-130483
(Commission File Number)

51-0484716
(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114

(216) 706-2939

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                                             Financial Statements and Exhibits

(a)

On April 20, 2007, TransDigm Group Incorporated (“TD Group”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting the filing with the Securities and Exchange Commission (the “SEC”) of a Registration Statement on Form S-3 (the “Filed Registration Statement”). Pursuant to Item 9.01(a) of Form 8-K, the Original 8-K incorporated by reference, among other things, the audited financial statements of Aviation Technologies, Inc. (“ATI”) for its fiscal years ended December 31, 2006 and 2005 which were included in the Filed Registration Statement. On May 14, 2007, TD Group filed with the SEC Amendment No. 1 to the Filed Registration Statement (“Amendment No. 1”) which, among other things, included the audited financial statements of ATI for its fiscal years ended December 31, 2006, 2005 and 2004. The audited financial statements of ATI for its fiscal years ended December 31, 2006, 2005 and 2004, which were included in Amendment No. 1, are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 2007

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President and Chief Financial Officer